EXHIBIT 10.5

CONFIDENTIAL TREATMENT REQUESTED

Pieris AG Lise-Meitner-Straße 30 D-85354 Freising Germany P: +49 (0) 8161 1411 400 F: +49 (0) 8161 1411 444 Email: infoOpieris-aq.com www.pieris-ag.com

Freising, February 20, 2013

Re: Adding a Third Program under the September 24th, 2010 Collaboration And License Agreement (“Agreement”) by and between Sanofi (formerly Sanofi-Aventis), Sanofi-Pasteur and Pieris.

Dear Sirs,

This letter will confirm the understanding between Sanofi and Pieris regarding the addition of a third (3rd) Program as described in Appendix A hereof (“Third Program”) to the Agreement (“First Letter Agreement”). Accordingly, the Parties hereby agree that

(i) the Period for a Program Request under Section 2.6(b)(ii) of the Agreement is hereby extended until the date of this First Letter Agreement;

(ii) Sanofi hereby provides a Program Request, by virtue of a signed copy of Appendix A, for the Third Program in accordance with Section 2.1 of the Agreement;

(iii) Pieris hereby provides a positive Program Response, by virtue of a counter-signed copy of Appendix A, for the Third Program in accordance with Section 2.2 of the Agreement, with such Third Program being licensed to Sanofi as specified in Section 6.3 of the Agreement; and

(iv) all rights and obligations of the Parties as set forth in the Agreement with respect to any Program effectively initiated by and between the Parties under the Agreement shall apply to the Third Program.

Seite 1 von 2

Sitz der Aktiengesellschaft: Lise-Meitner-Straße 30 85354 Freising-Weihenstephan Amtsgericht München HRB 133223	Vorstand: Stephen S. Yoder, Claus Schalper Laurent Audoly	Bankverbindung: Deutsche Bank München Konto-Nr.: 210 42 48 BLZ: 700 700 10 IBAN: DE12 70070010 0210424800 BIC (SWIFT Code): DEUTDEMM
Vorsitzender des Aufsichtsrates: Dr. Hans A. Kupper

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

If the terms of this First Letter Agreement are acceptable to Sanofi, please counter-sign two originals of this letter and return one original copy to Pieris for our records.

With best regards,

/s/ Stephen S. Yoder

Pieris AG

Freising, February 20, 2013

Agree this February 20th, 2013,

/s/ Philippe Goupit	/s/ Authorized Signatory

Sanofi	Sanofi Pasteur

[1]	All upper-cased terms herein shall have the same meaning as ascribed to such terms in the Agreement.

Seite 2 von 2

Sitz der Aktiengesellschaft: Lise-Meitner-Straße 30 85354 Freising-Weihenstephan Amtsgericht München HRB 133223	Vorstand: Stephen S. Yoder, Claus Schalper Laurent Audoly	Bankverbindung: Deutsche Bank München Konto-Nr.: 210 42 48 BLZ: 700 700 10 IBAN: DE12 70070010 0210424800 BIC (SWIFT Code): DEUTDEMM
Vorsitzender des Aufsichtsrates: Dr. Hans A. Kupper

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Appendix A

Program and Section 6.3 License Request

Target(s) requested pursuant to Section 2.1 of the COLLABORATION AND LICENSE AGREEMENT (define: by common name(s), accession number, and amino acid sequence, if possible):

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

>[***]

[***]

SANOFI		SANOFI PASTEUR

By:	/s/ Philippe Goupit	By:	/s/ Authorized Signatory

Name:	Philippe Goupit	Name:

Title:	Vice President Corporate Licenses	Title:

this 2nd day of February, 2013		this 8th day of April, 2013

PIERIS

By:	/s/ Stephen S. Yoder

Name:

Title:

this 20th day of February, 2013

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.